Income Taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2020	Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 — Income Taxes

The Company’s effective tax rates were (0.18)% and (0.11)% for the three months ended June 30, 2020 and 2019, respectively, primarily driven by the Company’s jurisdictional earnings by location and a valuation allowance that eliminates the Company’s global net deferred tax assets.

The Company assesses the realizability of its deferred tax assets at each balance sheet date based on available positive and negative evidence in order to determine the amount which is more likely than not to be realized and records a valuation allowance as necessary.

Note 7 — Income Taxes

The loss before income taxes and the related tax provision are as follows (in thousands):

	Years Ended March 31,
	2020	2019
(Loss) income before income taxes
United States	$(9,245)	$(1,035)
Switzerland	(53,413)	(27,247)
Bermuda	(3,661)	(405)
United Kingdom	10	(20)
Other	18	127

Total loss before income taxes	$(66,291)	$(28,580)

Current taxes
United States – Federal	$61	$7
United States – State	34	12
Other	2	—

Total current tax expense	97	19

Deferred tax expense	—	—

Total provision for income taxes	$97	$19

A reconciliation of the provision for income taxes computed at the U.S. statutory rate (21%) for the year ended March 31, 2020 and at the Bermuda statutory rate (0%) for the year ended March 31, 2019 to the provision for income taxes reflected in the combined and consolidated statements of operations is as follows (in thousands):

	Years Ended March 31,
	2020	2019
Income tax at statutory rate	$(13,921)	$—
Foreign rate differential	4,255	(3,877)
Tax rate changes	—	(674)
Research and development credits	(1,093)	(605)
Valuation allowance	9,988	5,122
Non-deductible expense	951	57
Other	(83)	(4)

Total provision for income taxes	$97	$19

The Company’s effective tax rate was (0.15)% and (0.07)% for the years ended March 31, 2020 and March 31, 2019, respectively, primarily driven by the Company’s jurisdictional earnings by location, certain non-deductible expenditures, research and development credits, and a valuation allowance that eliminates the Company’s global net deferred tax assets. Additionally, the Company’s effective tax rate for the year ended March 31, 2019 was favorably impacted by an income tax rate change in Switzerland. However, this impact was entirely offset by a change in the valuation allowance.

Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial reporting purposes and the comparable amounts recorded for income tax purposes. Significant components of the deferred tax assets (liabilities) at March 31, 2020 and 2019 are as follows (in thousands):

	March 31,
	2020	2019
Deferred tax assets
Intangible assets	$6,445	$5,000
Net operating losses	9,443	3,023
Stock-based compensation	1,610	290
Research and development credits	1,487	560
Accrued bonuses	187	65

Total deferred tax assets	19,172	8,938
Valuation allowance	(19,129)	(8,910)

Deferred tax assets, net of valuation allowance	$43	$28

Deferred tax liabilities
Depreciation	$(13)	$(11)
Others	(30)	(17)

Total deferred tax liabilities	(43)	(28)

Total net deferred taxes	$—	$—

As of March 31, 2020, the Company has net operating loss carryforwards in the following jurisdictions: Switzerland of approximately $67.7 million, which will expire as of March 31, 2027, the United Kingdom of approximately $1.2 million, which can be carried forward indefinitely with an annual usage limitation, and the United States of approximately $1.9 million, which can be carried forward indefinitely with an annual usage limitation. The Company has research and development credit carryforwards in the United States in the amount of $1.5 million which will begin to expire in the fiscal year ending March 31, 2039.

The Company assesses the realizability of the net deferred tax assets at each balance sheet date based on available positive and negative evidence in order to determine the amount which is more likely than not to be realized and record a valuation allowance as necessary. Due to the Company’s cumulative loss position which provides significant negative evidence difficult to overcome, the Company has recorded a valuation allowance of $19.1 million for the year ended March 31, 2020, and $8.9 million for the year ended March 31, 2019, representing the portion of the net deferred tax assets that is not more likely than not to be realized. The amount of the net deferred tax assets considered realizable could be adjusted for future factors that would impact the assessment of the objective and subjective evidence of the Company. The Company will continue to assess the realizability of net deferred tax assets at each balance sheet date in order to determine the proper amount, if any, required for a valuation allowance.

The Company intends that undistributed earnings of its foreign subsidiaries of approximately $2.0 million are to be indefinitely reinvested. Should these earnings be distributed in the future in the form of dividends or otherwise, the Company may be subject to withholding taxes and income taxes. As of March 31, 2020, any unrecognized deferred tax liabilities, including any withholding taxes, on these undistributed earnings are expected to be immaterial and have not been recorded. The Company regularly evaluates whether foreign earnings are expected to be indefinitely reinvested. This evaluation requires judgment about the future operating and liquidity needs of the Company. Changes in economic and business conditions, foreign or U.S. tax laws, or the Company’s financial situation could result in a change to the Company’s position.

The Company is subject to tax and files income tax returns in the United Kingdom, Switzerland, and United States federal, state, and local jurisdictions. The Company’s March 31, 2020 and 2019 tax returns remain open for tax examinations in all applicable income tax jurisdictions. Tax audits and examinations can involve complex issues, interpretations and judgments. The resolution of matters may span multiple years particularly if subject to litigation or negotiation. The Company believes it has appropriately recorded its tax position using reasonable estimates and assumptions, however the potential tax benefits may impact the combined and consolidated results of operations or cash flows in the period of resolution, settlement or when the statutes of limitations expire. There are no uncertain tax benefits recorded as of March 31, 2020 and 2019.